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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Georgia-Pacific Corporation's previously filed Registration Statement File No. 33-48330.





                                                     /s/ Arthur Andersen LLP

Atlanta, Georgia
January 4, 1995